                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                         June 1, 2009

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On June 1, 2009, Hancock Holding Company
issued a press release announcing the appointment of Sam B. Kendricks as
Chief Credit Policy Officer for the Company.  Information regarding Mr. Kendricks is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated June 1, 2009, headed "Hancock Holding Company
                             names Kendricks as Chief Credit Officer."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 2, 2009

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
June 1, 2009

For More Information
R. Paul Maxwell, VP & Corporate Communications Manager
1.800.522.6542 or paul_maxwell@hancockbank.com

============================================================================================================

                           Hancock Holding Company names Kendricks as Chief Credit Officer

     GULFPORT,  MS (June 1, 2009) - Hancock  Holding  Company  (NASDAQ:  HBHC) announced today that veteran Gulf South banker Sam B. Kendricks will serve as Chief Credit Policy Officer for the 110-year-old financial services leader.

     With this appointment,  Kendricks begins his new executive responsibilities as former Chief Credit Officer Alfred
Rath  transitions to become Hancock's Chief Risk Officer.  Mississippi  native  Kendricks,  who joined Hancock Bank in
2001,  previously  served as a senior vice president and senior regional credit officer for the Mississippi  franchise of Hancock's multi-state business footprint.

      "We were very  fortunate to have a strong roster of outstanding  internal  candidates who have all been integral to Hancock's success.  We are very pleased that one of those current Hancock  associates,  Sam Kendricks,  will be our new Chief Credit Policy Officer.  We expect his 28 years of industry  expertise,  his active  community  service,  and his  demonstrated  commitment to Hancock's  conservative,  community  oriented  business  philosophy  will benefit the entire  Hancock  organization  and the markets that Hancock  serves," said Hancock  Holding  President and CEO Carl J.
Chaney.

     An alumnus of  Clarksdale  High School,  Kendricks  holds a bachelor of business  administration  degree from The
University of  Mississippi.  He is also a graduate of the  prestigious  Graduate  School of Banking at Louisiana State
University and was recognized as one of "Top 40 under 40" Mississippi  business  leaders by the  Mississippi  Business
Journal.  He is a past  president of the Risk  Management  Association  of South  Mississippi  and the Exchange  Club.
Kendricks and his wife, the former Susan Tannehill, have three children.

     "Sam  Kendricks has exhibited  exceptional  commitment to Hancock's  core values and to preserving  the company's trademark  financial soundness during prosperous as well as economically  challenging  periods. We look forward to his leadership as the senior executive  responsible for proactively  managing Hancock's credit portfolio  according to the same sound lending practices that have repeatedly earned Hancock  accolades for strength,  stability,  and integrity,"
said CEO and Chief Operating Officer John M. Hairston.

     Recently  named among  America's  Top-10 Best Banks for the second year in a row by Bank  Director  magazine  and listed as one of "The 100 Most  Trustworthy  Companies"  by  Forbes.com,  Hancock  Bank has rated  among the  nation's strongest, safest banks for 78 consecutive quarters, according to BauerFinancial, Inc.

                                                       - more -

     Rath  emphasized  that  Kendricks has been a key player on the Credit  Administration  team since 2002,  actively participating in creating many of the current policies and practices that govern Hancock's credit activities.

     "I am very pleased that we have one of our own - another Hancock banker so deeply  committed to the  conservative credit  philosophies  that  have  kept us safe  during  these  uncertain  times - so well  prepared  to take over this position," Rath said.

     Kendricks  added,  "Safety and  soundness  have been part of Hancock's  legacy for more than a century.  With the capable team we have in place,  our target goals remain keeping  Hancock strong and providing our clients a safe haven during these difficult economic times and as America looks toward a more promising economic horizon."

     Founded in 1899,  Hancock Bank  operates 157 banking and  financial  services  offices and 137 ATMs along an I-10 corridor  spanning four states.  Bank  subsidiaries  include Hancock  Investment  Services,  Inc.,  Hancock  Insurance
Agency and its divisions of Ross King Walker and J. Everett  Eaves,  and Harrison  Finance  Company.  Hancock  Holding
Company - parent  company of Hancock  Bank  Mississippi,  Hancock  Bank of  Louisiana,  Hancock  Bank of Florida,  and
Hancock Bank of Alabama - has assets of approximately  $7.2 billion.  Additional  corporate  information and e-banking are available at www.hancockbank.com.

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